Exhibit 4.1 CONIFER HOLDINGS, INC. AND WILMINGTON TRUST, NATIONAL ASSOCIATION, as TRUSTEE ___________________ INDENTURE Dated as of September 24, 2018 ___________________ 28819972

CROSS REFERENCE SHEET Between Provisions of Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939 and the Indenture dated as of, between Conifer Holdings, Inc., as issuer, and Wilmington Trust, National Association, as trustee. Section of Act Section of Indenture 310(a)(1) and (2) 8.09 310(a)(3), (4) and (5) * 310(b) 8.08 and 8.10 310(c) * 311(a) 8.13 311(b) 8.13 311(c) * 312(a) 6.01 and 6.02 312(b) 6.02(a) 312(c) 6.02(b) 313(a)(1), (2), (3), (4), (6) and (7) 6.04(a) 313(a)(5) * 313(b)(1) * 313(b)(2) 6.04(a) 313(c) 6.04(a) 313(d) 6.04(b) 314(a)(1) 6.03 314(a)(2) 6.03 314(a)(3) 6.03 314(b) * 314(c)(1) 5.06 and 15.05 314(c)(2) 15.05 314(c)(3) * 314(d) * 314(e) 15.05 314(f) * 315(a), (c) and (d) 8.01 315(b) 7.08 315(e) 7.09 316(a)(1) 7.07 316(a)(2) * 316(a) last para. 9.03 316(b) 7.10 317(a) 7.02 317(b) 5.05 318(a) 15.07 * Not Applicable. This cross reference sheet shall not, for any purpose, be considered part of the Indenture. 28819972

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS ............................................................................................................1 Section 1.01 Definitions....................................................................................................1 ARTICLE 2 FORMS OF NOTES ...................................................................................................7 Section 2.01 Forms Generally...........................................................................................7 Section 2.02 Forms of Notes .............................................................................................7 Section 2.03 Form of Trustee’s Certificate of Authentication ..........................................8 Section 2.04 Notes in Global Form...................................................................................8 ARTICLE 3 THE NOTES .............................................................................................................10 Section 3.01 Title and Terms ..........................................................................................10 Section 3.02 Denominations ...........................................................................................12 Section 3.03 Payment of Principal and Interest ..............................................................12 Section 3.04 Execution of Notes .....................................................................................12 Section 3.05 Temporary Notes .......................................................................................14 Section 3.06 Exchange and Registration of Transfer of Notes .......................................14 Section 3.07 Mutilated. Destroyed. Lost or Stolen Notes...............................................15 Section 3.08 Payment of Interest; Interest Rights Preserved ..........................................16 Section 3.09 Persons Deemed Owners ...........................................................................17 Section 3.10 Cancellation of Notes Paid.........................................................................17 Section 3.11 Currency and Manner of Payments............................................................18 Section 3.12 CUSIP Numbers.........................................................................................19 ARTICLE 4 REDEMPTION OF NOTES .....................................................................................19 Section 4.01 Applicability of Article ..............................................................................19 Section 4.02 Notice of Redemption; Selection of Notes ................................................20 Section 4.03 Payment of Notes Called for Redemption .................................................21 Section 4.04 Exclusion of Certain Notes from Eligibility for Selection for Redemption ............................................................................................................22 Section 4.05 Provisions with Respect to any Sinking Funds ..........................................22 ARTICLE 5 PARTICULAR COVENANTS OF THE COMPANY ............................................23 Section 5.01 Payment of Principal, Premium and Interest .............................................23 Section 5.02 Offices for Notices and Payments ..............................................................23 Section 5.03 Appointments to Fill Vacancies in Trustee’s Office ..................................24 Section 5.04 Provisions as to Paying Agent ...................................................................24 Section 5.05 Certificate to Trustee..................................................................................25 Section 5.06 Waivers of Covenants ................................................................................25 i 28819972

ARTICLE 6 HOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE ..........................................................................................................................26 Section 6.01 Holders’ Lists .............................................................................................26 Section 6.02 Preservation and Disclosure of Lists..........................................................26 Section 6.03 Reports by the Company ............................................................................26 Section 6.04 Reports by the Trustee ...............................................................................26 ARTICLE 7 REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT .........................................................................................................................27 Section 7.01 Events of Default .......................................................................................27 Section 7.02 Payment of Notes Upon Default; Suit Therefor ........................................29 Section 7.03 Application of Moneys Collected by Trustee ............................................31 Section 7.04 Proceedings by Holders .............................................................................32 Section 7.05 Proceedings by Trustee ..............................................................................32 Section 7.06 Remedies Cumulative and Continuing ......................................................32 Section 7.07 Direction of Proceedings and Waiver of Defaults by Majority of Holders ...................................................................................................................33 Section 7.08 Notice of Defaults ......................................................................................33 Section 7.09 Undertaking to Pay Costs...........................................................................34 Section 7.10 Unconditional Right of Holders to Receive Principal, Premium and Interest....................................................................................................................34 ARTICLE 8 CONCERNING THE TRUSTEE .............................................................................34 Section 8.01 Duties and Responsibilities of Trustee. .....................................................34 Section 8.02 Reliance on Documents, Opinions .............................................................35 Section 8.03 No Responsibility for Recitals ...................................................................37 Section 8.04 Trustee and Agents May Own Notes .........................................................37 Section 8.05 Moneys to be Held in Trust .......................................................................37 Section 8.06 Compensation and Expenses of Trustee ....................................................37 Section 8.07 Officer’s Certificate as Evidence ...............................................................38 Section 8.08 Conflicting Interest of Trustee ...................................................................38 Section 8.09 Eligibility of Trustee ..................................................................................38 Section 8.10 Resignation or Removal of Trustee ...........................................................39 Section 8.11 Acceptance by Successor Trustee ..............................................................40 Section 8.12 Succession by Merger ................................................................................41 Section 8.13 Limitation on Rights of Trustee as a Creditor ...........................................41 Section 8.14 Authenticating Agents ...............................................................................41 Section 8.15 Trustee’s Application for Instructions from the Company ........................44 ARTICLE 9 CONCERNING THE HOLDERS ............................................................................44 Section 9.01 Action by Holders ......................................................................................44 Section 9.02 Proof of Execution by Holders ..................................................................44 Section 9.03 Company-Owned Notes Disregarded ........................................................45 ii 28819972

Section 9.04 Revocation of Consents; Future Holders Bound .......................................45 ARTICLE 10 HOLDERS’ MEETINGS ........................................................................................45 Section 10.01 Purposes of Meetings .................................................................................45 Section 10.02 Call of Meetings by Trustee .......................................................................46 Section 10.03 Call of Meetings by Company or Holders .................................................46 Section 10.04 Qualifications for Voting ...........................................................................46 Section 10.05 Regulations ................................................................................................46 Section 10.06 Voting ........................................................................................................47 Section 10.07 No Delay of Rights by Meeting .................................................................48 ARTICLE 11 SUPPLEMENTAL INDENTURES .......................................................................48 Section 11.01 Supplemental Indentures without Consent of Holders ..............................48 Section 11.02 Supplemental Indentures with Consent of Holders ...................................49 Section 11.03 Effect of Supplemental Indentures.............................................................50 Section 11.04 Notation on Notes ......................................................................................51 Section 11.05 Evidence of Compliance of Supplemental Indenture to be Furnished Trustee...................................................................................................51 ARTICLE 12 CONSOLIDATION, MERGER, SALE AND CONVEYANCE ...........................51 Section 12.01 Company May Consolidate on Certain Terms ...........................................51 Section 12.02 Successor Entity to be Substituted .............................................................51 Section 12.03 Opinion of Counsel to Be Given to the Trustee .........................................52 ARTICLE 13 SATISFACTION, DISCHARGE AND DEFEASANCE OF INDENTURE .........52 Section 13.01 Satisfaction, Discharge and Legal Defeasance of Notes of any Series ....................................................................................................................52 Section 13.02 Covenant Defeasance of Notes of any Series ............................................53 Section 13.03 Application of Trust Funds; Indemnification ............................................55 Section 13.05 Return of Unclaimed Moneys ....................................................................55 Section 13.06 Reinstatement .............................................................................................56 ARTICLE 14 IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS ............................................................................................................56 Section 14.01 Indenture and Notes Solely Obligations of the Company .........................56 ARTICLE 15 MISCELLANEOUS PROVISIONS .......................................................................56 Section 15.01 Provisions Binding on Successors of the Company ..................................56 Section 15.02 Indenture for Sole Benefit of Parties and Holders of Notes ......................57 Section 15.03 Addresses for Notices ................................................................................57 Section 15.04 Contract; Waiver of Trial by Jury ..............................................................58 Section 15.05 Evidence of Compliance with Conditions Precedent.................................58 iii 28819972

Section 15.06 Legal Holidays ...........................................................................................58 Section 15.07 Trust Indenture Act of 1939 to Control .....................................................59 Section 15.08 Table of Contents. Headings ......................................................................59 Section 15.09 Determination of Principal Amount...........................................................59 Section 15.10 Execution in Counterparts..........................................................................59 iv 28819972

THIS INDENTURE, dated as of September 24, 2018, between Conifer Holdings, Inc., a Michigan corporation (the “Company”), and Wilmington Trust, National Association, as trustee (the “Trustee”). RECITALS OF THE COMPANY The Company has duly authorized the execution and delivery of this Indenture to provide for the issue of (i) the Company’s 6.75% Senior Unsecured Notes due 2023 to be issued in one or more series as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors (the “Initial Notes”), (ii) if and when issued, Additional Notes, and (iii) any other unsecured debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors (collectively, with the Initial Notes and Additional Notes, the “Notes”). All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase or acceptance of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Notes or of any series thereof as follows: ARTICLE 1 DEFINITIONS Section 1.01 Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act shall have (except as herein otherwise expressly provided or unless the context otherwise requires) the meanings assigned to such terms in said Trust Indenture Act of 1939 and in the Securities Act as in force at the date of the execution of this Indenture. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States for domestic companies at the date of such computation. All references to such terms herein shall be both to the singular or the plural, as the context so requires. Unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or Section, as the case may be, of this Indenture. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other 28819972 subdivision. The words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation.” (a) The term “Act” has the meaning set forth in Section 9.01. (b) The term “Additional Notes” means any notes issued under the Indenture in addition to the Initial Notes, having the same terms in all respects as the Initial Notes, or in all respects except with respect to issue date and interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes. (c) The term “Affiliate”, when used with respect to any specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing. (d) The term “Authenticating Agent” means the agent of the Trustee, if any, which at the time shall be appointed and acting pursuant to Section 8.14. (e) The term “Board of Directors” means the Board of Directors of the Company or any authorized committee of such Board designated by the Board of Directors, Articles of Incorporation or Bylaws of the Company to act for such Board for purposes of this Indenture. (f) The term “Board Resolution” means a copy of a resolution certified by a Vice President, the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. (g) The term “Business Day”, when used with respect to any Place of Payment or any other particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close. (h) The term “Commission” means the U.S. Securities and Exchange Commission. (i) The term “Company” means the party named as the “Company” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent successor or successors. (j) The terms “Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating 2 28819972

Officer, Chief Financial Officer, Vice President, Treasurer, Secretary, Assistant Secretary or Assistant Treasurer, and delivered to the Trustee. (k) The term “Conversion Date” has the meaning set forth in Section 3.11. (l) The term “Corporate Trust Office” means the designated office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 1100 North Market Street, Wilmington, DE 19890 Attention: Conifer Holdings, Inc. Administrator, or such other address as the Trustee may designate from time to time by notice to the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Company). (m) The term “Currency Determination Agent” means the financial institution, if any, from time to time selected by the Company for purposes of Section 3.11. (n) The term “Depository” means, unless otherwise specified by the Company pursuant to Section 3.01, with respect to Notes of any series issuable or issued as a Global Note, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation. (o) The term “Dollar” means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts. (p) The term “Dollar Equivalent of the Foreign Currency” has the meaning set forth in Section 3.11. (q) The term “Event of Default” has the meaning set forth in Section 7.01. (r) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended. (s) The term “Foreign Currency” means a currency issued by the government of any country other than the United States of America. (t) The term “Global Note” means a Note issued in global form pursuant to Section 2.04 hereof to evidence all or part of a series of Note. (u) The term “Government Obligations” means securities which are (i) direct obligations of the government that issued the currency in which the Notes of a series are denominated or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government that issued the currency in which the Notes of such series are denominated, the payment of which obligations is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government, are denominated in the currency in which the Notes of such series are denominated and which are not callable or redeemable at the option of the issuer thereof. 3 28819972

(v) The term “Holder” means any Person in whose name a Note of any series is registered in the Note Register applicable to Notes of such series. (w) The term “Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided pursuant to the applicable provisions hereof, as so amended or supplemented. (x) The term “Indexed Note” means a Note, the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance. (y) The term “interest”, when used with respect to an Original Issue Discount Note that by its terms bears interest only after maturity, means interest payable after maturity. (z) The term “Interest Payment Date”, when used with respect to any series of Notes, means the Stated Maturity of an installment of interest on such Notes. (aa) The term “Market Exchange Rate” has the meaning set forth in Section 3.11. (bb) The term “Material Subsidiary” means a direct or indirect subsidiary of Conifer that is an insurance company with statutory surplus of at least $10,000,000 for the most recently completed fiscal quarter. (cc) The terms “Note” or “Notes” has the meaning set forth in the Recitals of the Company. (dd) The term “Note Register” has the meaning set forth in Section 3.06. (ee) The term “Note Registrar” has the meaning set forth in Section 3.06. (ff) The term “Officer’s Certificate”, when used with respect to the Company, means a certificate signed by its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Treasurer or Secretary, or any Vice President, Assistant Secretary or Assistant Treasurer of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.05 to the extent required by the provisions of such Section. (gg) The term “Opinion of Counsel” means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company and who shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Sections 3.04, 11.05, 12.03, 13.01, 13.02 and 15.05 to the extent required by the provisions of such Sections. (hh) The term “Original Issue Discount Note” means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01. 4 28819972

(ii) The term “Outstanding”, when used with respect to Notes of any series means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except: (1) such Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (2) such Notes for whose payment or redemption money in the necessary amount and in the specified currency has been theretofore deposited with the Trustee or any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Notes, provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (3) such Notes that have been paid pursuant to Section 3.07 or such Notes in exchange for or in lieu of which other such Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by Persons in whose hands any of such Notes are a legal, valid and binding obligation of the Company, and such Notes the indebtedness in respect to which has been discharged in accordance with Section 13.01 provided, however, that in determining whether the Holders of the requisite principal amount of such Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, such Notes owned by the Company or any other obligor upon such Notes or any Affiliate of the Company or such other obligor (except in the case in which the Company or such other obligor or Affiliate owns all Notes Outstanding under the Indenture, or all Notes of each such series, as the case may be, without regard to this proviso) shall be disregarded and deemed not to be Outstanding in the manner set forth in Section 9.03, provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver only such Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. (jj) The term “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof. (kk) The term “Place of Payment”, when used with respect to the Notes of any series, means the place or places where the principal of (premium, if any) and interest on the Notes of that series are payable as specified in accordance with Section 3.01. (ll) The term “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note. 5 28819972

(mm) The term “Redemption Date”, when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture. (nn) The term “Redemption Price”, when used with respect to any Note to be redeemed, means the price specified in such Note at which it is to be redeemed pursuant to this Indenture. (oo) The term “Registration Statement” means that certain Form S-1 Registration Statement of the Company filed with the Securities and Exchange Commission with respect to the Initial Notes, as amended from time to time, and any successor registration statement on any applicable form. (pp) The term “Regular Record Date” for the interest payable on any Note on any Interest Payment Date means the date specified in such Note as the “Regular Record Date” as contemplated by Section 3.01, whether or not a Business Day. (qq) The term “Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee assigned to the corporate trust administration unit (or any successor division or unit) of the Trustee located at the Corporate Trust Office of the Trustee, who shall have direct responsibility for the administration of this Indenture and, for the purposes of Section 7.07, Section 7.08 and Section 8.01(c)(2), shall also include any other officer of the Trustee to whom any corporate trust matter relating to this Indenture is referred because of such officer’s knowledge of and familiarity with the particular subject. (rr) The term “Responsible Officer”, when used with respect to the Company, means the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Treasurer, or Secretary, or any Vice President, Assistant Secretary or Assistant Treasurer, in each case, of the Company. (ss) The term “Securities Act” means the Securities Act of 1933, as amended. (tt) The term “Special Record Date” for the payment of any Defaulted Interest (as defined in Section 3.08) means a date fixed by the Company pursuant to Section 3.08. (uu) The term “Stated Maturity” when used with respect to any Note or any installment of principal thereof or of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note, or such installment of interest, is due and payable, including, without limitation, the “Final Stated Maturity” as defined in any supplemental indenture. (vv) The term “Subsidiary” means any Person of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own more than 50% of the Voting Stock. (ww) The term “Trustee” means the party named as the “Trustee” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and thereafter “Trustee” shall mean or include each Person who is then a Trustee 6 28819972 hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Notes of any series shall mean the Trustee with respect to the Notes of that series. (xx) The term “Trust Indenture Act of 1939” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act of 1939” means to the extent required by any such amendment the Trust Indenture Act of 1939 as so amended. (yy) The term “Voting Stock” means outstanding shares of capital stock or similar equity interests having under ordinary circumstances voting power for the election of directors, managers or the substantial equivalent thereof, whether at all times or only so long as no senior class of stock or similar equity interest has such voting power by reason of the happening of any contingency. ARTICLE 2 FORMS OF NOTES Section 2.01 Forms Generally. The Notes of each series and the certificates of authentication thereon shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of each series of Notes, including the currency or denomination, which may be Dollars or Foreign Currency), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Section 2.02 Forms of Notes. The Notes of each series shall be in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. Prior to the delivery of a Note of any series in any such form to the Trustee for the Notes of such series for authentication, the Company shall deliver to the Trustee the following: (a) The Board Resolution or indenture supplemental hereto by or pursuant to which such form of Note has been approved; (b) An Officer’s Certificate dated the date such Certificate is delivered to the Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Notes in such form have been complied with; and (c) The Opinion of Counsel described in Section 3.04. The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution thereof. 7 28819972

Section 2.03 Form of Trustee’s Certificate of Authentication. The following is the form of the Certificate of Authentication of the Trustee to be endorsed on all Notes substantially as follows: This is one of the Notes of the series designated therein issued under the within- mentioned Indenture. as Trustee By: Authorized Signatory Section 2.04 Notes in Global Form. (a) If the Company shall establish pursuant to Section 3.01 that the Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 3.04 and the Company Order delivered to the Trustee or its agent thereunder, authenticate and deliver such Global Note or Global Notes, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Notes of such series to be represented by such Global Note or Global Notes, or such portion thereof as the Company shall specify in a Company Order, (ii) shall be registered in the name of the Depository for such Global Note or Global Notes or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depository or pursuant to the Depository’s instruction or held by the Trustee as custodian for the Depository and (iv) shall bear a legend substantially to the following effect: “Unless this certificate is presented by an authorized representative of the Depository to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of the nominee of the Depository or in such other name as is requested by an authorized representative of the Depository (and any payment is made to the nominee of the Depository or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the nominee of the Depository, has an interest herein.” (b) Notwithstanding any other provision of this Section 2.04 or of Section 3.06, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual certificates representing Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 3.06, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Company, or to a nominee of such successor Depository. (c) (1) If at any time the Depository for a Global Note notifies the Company that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Global Notes for such series shall no longer be eligible or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a 8 28819972 successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of certificates representing Notes of such series in exchange for such Global Note, will authenticate and deliver, certificates representing Notes of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. (2) The Company may at any time and in its sole discretion (subject, however, to the procedures of the Depository) determine that the Notes of any series or portion thereof issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Global Notes. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of certificates representing Notes of such series in exchange in whole or in part for such Global Note, will authenticate and deliver certificates representing Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Global Notes representing such series or portion thereof in exchange for such Global Note or Global Notes. (3) If an Event of Default with respect to Notes issued or issuable in the form of a Global Note has occurred and is continuing, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for certificates representing Notes of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without a service charge, (A) to each Person specified by the Depository a certificate or certificates representing Notes of the same series of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest as specified by the Depository in the Global Note and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of certificates representing Notes delivered to Holders thereof. (4) In any exchange provided for in any of the preceding three paragraphs, the Company will execute, and the Trustee or its agent will authenticate and deliver, certificates representing Notes in definitive registered form in authorized denominations for Notes of the same series or any integral multiple thereof. Upon the exchange of the entire principal amount of a Global Note for certificates representing Notes, such Global Note shall be cancelled by the Trustee or its agent. Except as provided in the preceding paragraph, certificates representing Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized minimum denominations for Notes of that series or any integral multiple thereof, as the Depository shall instruct the Trustee or its agent. The Trustee or the Note Registrar shall deliver at its Corporate Trust Office such certificates representing Notes to the Holders in whose names such Note are so registered. 9 28819972

ARTICLE 3 THE NOTES Section 3.01 Title and Terms. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. The Notes may be issued up to the aggregate principal amount of Notes from time to time authorized by or pursuant to a Board Resolution. The Notes may be issued in one or more series. All Notes of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or maturity of the Notes of such series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate to the extent not established in a Board Resolution, or established in one or more indentures supplemental hereto, prior to the issuance of Notes of any series: (a) the title of the Notes of the series (which shall distinguish the Notes of the series from all other series of Notes); (b) any limit upon the aggregate principal amount of the Notes of the series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of that series pursuant to this Article Three, the second paragraph of Section 4.03, or Section 11.04); (c) the date or dates (or the manner of calculation thereof) on which the principal of the Notes of the series is payable; (d) the rate or rates (or the manner of calculation thereof) at which the Notes of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date; (e) the Place of Payment; (f) the period or periods within which, the price or prices at which, the currency or currency units in which, and the terms and conditions upon which Notes of the series may be redeemed, in whole or in part, at the option of the Company; (g) the obligation, if any, of the Company to redeem or purchase Notes of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices in the currency at which, the currency or currency units in which, and the terms and conditions upon which Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation; (h) the denominations in which the Notes of such series shall be issuable if other than minimum denominations of $25 and any integral multiple of $25 in excess thereof; 10 28819972

(i) if other than Dollars, the currencies in which payments of interest or principal of (and premium, if any, with respect to) the Notes of the series are to be made; (j) if the interest on or principal of (or premium, if any, with respect to) the Notes of the series are to be payable, at the election of the Company or a Holder thereof or otherwise, in a currency other than that in which such Notes are payable, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency in such Notes are denominated or stated to be payable and the currency in which such Notes or any of them are to be so payable; (k) whether the amount of payments of interest on or principal of (or premium, if any, with respect to) the Notes of such series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable; (l) the extent to which any Notes will be issuable in permanent global form, the manner in which any payments on a permanent Global Note will be made, and the appointment of any Depository relating thereto; (m) any deletions from, modifications of or additions to the Events of Default or covenants with respect to the Notes of such series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein; (n) if any of the Notes of such series are to be issuable upon the exercise of warrants, this shall be so established as well as the time, manner and place for such Notes to be authenticated and delivered; (o) the inapplicability of any of the provisions of Article 13 with respect to any series of Notes; (p) the terms of any right to convert the Notes of such series into, or exchange the Notes for, the Company’s common shares or other securities or property or cash in lieu of the Company’s ordinary shares or other securities or property, or any combination thereof; and any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture). All Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer’s Certificate or in any such indenture supplemental hereto. Notwithstanding Section 3.01(b) and unless otherwise expressly provided with respect to a series of Notes, the aggregate principal amount of a series of Notes may be increased and additional Notes of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased. 11 28819972

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series. Section 3.02 Denominations. The Notes of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated in Section 3.01. In the absence of any specification with respect to the Notes of any series, the Notes of such series shall be issuable in minimum denominations of $25 and any integral multiple of $25 in excess thereof, which may be in Dollars or any Foreign Currency. Section 3.03 Payment of Principal and Interest. The principal of, premium, if any, and interest on the Notes shall be payable at the office or agency of the Company designated for that purpose in the Place of Payment, as provided in Section 5.02; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register on the Regular Record Date for such interest payment. Section 3.04 Execution of Notes. The Notes shall be executed manually or by facsimile in the name and on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Vice Presidents, its Treasurer, its Secretary or one of its Assistant Secretaries. Only such Notes as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, manually executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or become obligatory for any purpose. Such certificate by the Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. In case any officer of the Company who shall have executed any of the Notes shall cease to be such officer before the Notes so executed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless shall be valid and binding and may be authenticated and delivered or disposed of as though the Person who executed such Notes had not ceased to be such officer of the Company; and any Notes may be executed on behalf of the Company by such Persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of such Note or of the execution of this Indenture any such Person was not such an officer. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes of any series, properly created in accordance with Section 3.01 and executed by the Company, to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes upon receipt of a Company Order. In the event that any other Person performs the Trustee’s duties as Authenticating Agent pursuant to a duly executed agreement, the Company shall notify the Trustee in writing of the issuance of any Notes hereunder, such notice to be delivered in accordance with the provisions of Section 15.03 on the date such Notes are delivered by the Company for authentication to such other Person. 12 28819972

Prior to any such authentication and delivery, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to the Officer’s Certificates relating to the issuance of any series of Notes pursuant to Sections 2.02, 3.01 (if required by that Section), and Section 15.05, Opinions of Counsel stating that: (a) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Notes; (b) all laws and requirements with respect to the form and execution by the Company of the supplemental indenture, if any, have been complied with; the execution and delivery of the supplemental indenture, if any, will not violate the terms of this Indenture; the supplemental indenture has been duly qualified under the Trust Indenture Act of 1939; the Company has corporate or company power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes; and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect); and (c) the form and terms of such Notes have been established in conformity with the provisions of this Indenture; and all laws and requirements with respect to the execution and delivery by the Company of such Notes have been complied with; the authentication and delivery of the Notes by the Trustee will not violate the terms of this Indenture; the Company has the corporate or company power to issue such Notes; and such Notes have been duly executed on behalf of the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect) and are entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, of such series. The Trustee shall not be required to authenticate such Notes if the issue thereof will adversely affect the Trustee’s own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or such action would expose the Trustee to personal liability to existing Holders. Unless otherwise provided in the form of Note for any series, all Notes shall be dated the date of their authentication. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. 13 28819972

Section 3.05 Temporary Notes. Pending the preparation of definitive Notes of any series, the Company may execute, and upon receipt of the documents required by Sections 2.02, 3.01 and 3.04, together with a Company Order, the Trustee shall authenticate and deliver, such temporary Notes which may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of such definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such temporary Notes may determine, as evidenced by their execution of such temporary Notes. If temporary Notes of any series are issued, the Company will cause definitive Notes of such series to be prepared without unreasonable delay. After the preparation of definitive Notes of any series, the temporary Notes of such series shall be exchangeable for definitive Notes of such series, upon surrender of the temporary Notes of such series at any office or agency maintained by the Company for such purposes as provided in Section 5.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of such series having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations. Until so exchanged the temporary Notes of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series. Section 3.06 Exchange and Registration of Transfer of Notes. Notes may be exchanged for a like aggregate principal amount of Notes of such series that are of other authorized denominations. Notes to be exchanged shall be surrendered at any office or agency to be maintained for such purpose by the Company, as provided in Section 5.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes of authorized denominations which the Holder making the exchange shall be entitled to receive. Each agent of the Company appointed pursuant to Section 5.02 as a person authorized to register and register transfer of Notes is sometimes herein referred to as a “Note Registrar.” The Company shall keep, at an office or agency of the Company maintained for such purpose, as provided in Section 5.02, a register for each series of Notes hereunder (the registers of all Note Registrars being herein sometimes collectively referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and shall register the transfer of Notes as provided in this Article Three. For avoidance of doubt, there shall only be one Note Register for each series of Notes. At all reasonable times, such Note Register shall be open for inspection by the Trustee and any Note Registrar other than the Trustee. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and cause to be registered and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of the same series of authorized denominations for an equal aggregate principal amount. Registration or registration of transfer of any Note by any Note Registrar in the registry books maintained by such Note Registrar, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note. The Trustee is hereby appointed as Note Registrar for each series of Notes. 14 28819972

No Person shall at any time be appointed as or act as a Note Registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations. All Notes presented to a Note Registrar for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and such Note Registrar duly executed by the registered Holder or such Holder’s attorney duly authorized in writing. No service charge shall be made for any exchange or registration of transfer of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. The Company shall not be required to issue, exchange or register a transfer of (a) any Notes of any series for a period of 15 days next preceding the mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of the mailing of a notice of redemption of Notes of such series so selected for redemption, or (b) any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not so to be redeemed. All Notes issued in exchange for or upon registration of transfer of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for such exchange or registration of transfer. None of the Trustee, any agent of the Trustee, any paying agent or the Company will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any actions taken or not taken by the Depository. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants or beneficial owners of interests in any registered Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 3.07 Mutilated. Destroyed. Lost or Stolen Notes. In case any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Note, bearing a number, letter or other distinguishing mark not contemporaneously Outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish 15 28819972 to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft, of such Note and of the ownership thereof. In the absence of notice to the Trustee or the Company that such Note has been acquired by a bona fide purchaser, the Trustee shall authenticate any such substituted Note and deliver the same upon any Company Request. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Note and of the ownership thereof. Every substituted Note issued pursuant to the provisions of this Section 3.07 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude (to the extent permitted by law) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender. Section 3.08 Payment of Interest; Interest Rights Preserved. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, on any Note, shall, unless otherwise provided in such Note, be paid to the Person in whose name the Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise stated in the form of Note of a series, interest on the Notes of any series shall be computed on the basis of a 360 day year comprised of twelve 30 day months. Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money 16 28819972 equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this paragraph provided. Thereupon, the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Notes, at such Holder’s address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph (b). (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. Section 3.09 Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.08) interest on, such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary. Section 3.10 Cancellation of Notes Paid. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer or delivered in satisfaction in whole or in part of any sinking fund obligation shall, if surrendered to the Company or any agent of the Trustee or the Company under this Indenture, be delivered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. The Trustee shall dispose of cancelled Notes in accordance with its customary procedures (subject to the record 17 28819972 retention requirements of the Exchange Act). The Company may direct the Trustee in writing to deliver a certificate of such cancellation to the Company. Section 3.11 Currency and Manner of Payments. (a) With respect to Notes denominated in Dollars or a Foreign Currency, the following payment provisions shall apply: (1) Except as provided in subparagraph (a)(2) or in paragraph (c) of this Section 3.11, payment of principal of and premium, if any, on any Notes will be made at the offices established pursuant to Section 5.02 by delivery of a check in the currency in which the Note is denominated on the payment date against surrender of such Note, and any interest on any Note will be paid at such office by mailing a check in the currency in which the Notes were issued to the Person entitled thereto at the address of such Person appearing on the Note Register. (2) Payment of the principal of and premium, if any, and interest on such Note may also, subject to applicable laws and regulations and subject to surrender as aforesaid in the case of principal and premium, if any, be made at such other place or places as may be designated by the Company by any appropriate method. (b) Not later than the fourth Business Day after the Regular Record Date for such Interest Payment Date, the paying agent will deliver to the Company a written notice specifying, in the currency in which each series of the Notes are denominated, the respective aggregate amounts of principal of and premium, if any, and interest on the Notes to be made on such payment date, specifying the amounts so payable in respect of the Notes. The failure of the paying agent to deliver such notice shall not relieve the Company from its obligation to make all payments with respect to any Note when due. (c) If the Foreign Currency in which any of the Notes are denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, then with respect to each date for the payment of Foreign Currency occurring after the last date on which the Foreign Currency was so used (the “Conversion Date”), the Dollar shall be the currency of payment for use on each such Interest Payment Date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any paying agent to the Holder of such Notes with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency as determined by the Currency Determination Agent in the manner provided in paragraph (d) below. (d) The “Dollar Equivalent of the Foreign Currency” shall be determined by the Currency Determination Agent by converting the specified Foreign Currency into Dollars at the Market Exchange Rate as of the Conversion Date. (e) The “Market Exchange Rate” shall mean, for any currency, the highest firm bid quotation for U.S. dollars received by the Currency Determination Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted, or under the circumstances described in the foregoing paragraph (c), on the 18 28819972

Conversion Date), from three recognized foreign exchange dealers in New York City selected by the Currency Determination Agent and approved by the Company (one of which may be the Currency Determination Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of such currency payable on such payment in respect of all Notes denominated in such currency. (f) All decisions and determinations of the Currency Determination Agent regarding the Dollar Equivalent of the Foreign Currency and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Notes. In the event that the Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will promptly give notice thereof to the Trustee and the Holders specifying the Conversion Date. (g) The Trustee shall be fully justified and protected in relying on and acting upon the information so received by it from the Company or the Currency Determination Agent and shall not otherwise have any duty or obligation to determine such information independently. (h) If the principal of (and premium, if any) and interest on any Notes is payable in a Foreign Currency and such Foreign Currency is not available for payment due to the imposition of exchange controls or other circumstances beyond the control of the Company, then the Company shall be entitled to satisfy its obligations to Holders under this Indenture by making such payment in Dollars on the basis of the Market Exchange Rate for such Foreign Currency on the latest date for which such rate was established on or before the date on which payment is due. Any payment made pursuant to this Section 3.11 in Dollars where the required payment is in a Foreign Currency shall not constitute a default or Event of Default under this Indenture. Section 3.12 CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any changes in the “CUSIP” numbers. ARTICLE 4 REDEMPTION OF NOTES Section 4.01 Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Notes of any series, either by optional redemption, sinking fund (mandatory or optional) or otherwise, by provision therefor in the form of Note for such series on such terms as are specified in such form or the Board Resolution or Officer’s Certificate delivered pursuant to Section 3.01 or the indenture supplemental hereto as provided in Section 3.01 with respect to Notes of such series. Redemption of Notes of any series 19 28819972 shall be made in accordance with the terms of such Notes and, to the extent that this Article does not conflict with such terms, in accordance with this Article. Section 4.02 Notice of Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of a series of Notes pursuant to Section 4.01, the Company shall fix a date for redemption and the Company, or, at the Company’s request, the Trustee in the name of and at the expense of the Company, shall mail a notice of such redemption at least 30 days and not more than 60 days prior to the date fixed for redemption to the Holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the next succeeding paragraph. Such mailing by the Trustee shall be by first class mail; provided, however, that so long as the Notes of such series are represented by one or more Global Notes, such notice shall be given in accordance with the procedures of the Depository therefor. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Notice of redemption shall be given in the name of the Company and shall specify the date fixed for redemption, the Redemption Price at which Notes of any series are to be redeemed, or if not then ascertainable, the manner of calculation thereof, the place of payment (which shall be at the offices or agencies to be maintained by the Company pursuant to Section 5.02), that payment of the Redemption Price will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue, and the Section of this Indenture or the paragraph or section of the Notes pursuant to which Notes will be redeemed. In case less than all Notes of any series are to be redeemed, the notice of redemption shall also identify the particular Notes to be redeemed as a whole or in part and shall state that the redemption is for the sinking fund, if such is the case. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes of such series in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder. If Notes of any series are to be redeemed, the Company shall give the Trustee notice, at least 45 days (or such shorter period acceptable to the Trustee) in advance of the date fixed for redemption, as to the aggregate principal amount of Notes to be redeemed and as to the date fixed for redemption. Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Notes of such series or any multiple thereof. Thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Notes or portions thereof to be redeemed, and shall as promptly as practicable notify the Company of the Notes or portions thereof so selected; provided, however, if the Notes of such series are represented by one or more Global Notes, interests in such Notes shall be selected for redemption by the Depository therefor in accordance with its customary procedures and the 20 28819972

Trustee shall have no responsibilities with respect to such selection. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes of any series shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed. In the case of any redemption of Notes (a) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition. On or prior to 11:00 AM New York City time on the date fixed for redemption specified in the notice of redemption given as provided in this Section 4.02, the Company will deposit with the Trustee or with the paying agent an amount of money in the currency in which the Notes of such series are payable sufficient to redeem on the date fixed for redemption all the Notes so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption. The Trustee shall not mail any notice of redemption of any series of Notes during the continuation of any default in payment of interest on any series of Notes when due or of any Event of Default, except that where notice of redemption with respect to any series of Notes shall have been mailed prior to the occurrence of such default or Event of Default, the Trustee shall redeem such Notes provided funds are deposited with it for such purpose. Section 4.03 Payment of Notes Called for Redemption. If notice of redemption has been given as herein provided, the Notes or portions of Notes with respect to which such notice has been given shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes or portions thereof at the Redemption Price, together with interest accrued to said date) interest on the Notes or portions of Notes so called for redemption shall cease to accrue, and such Notes and portions of Notes shall be deemed not to be Outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of the Redemption Price, together with accrued interest to the date fixed for redemption. On presentation and surrender of such Notes at the place of payment in said notice specified, the Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with interest accrued thereon to the date fixed for redemption; provided, however, that any installments of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Notes, or one or more previous Notes evidencing all or a portion of the same debt as that evidenced by such particular Notes, registered as such on the relevant record dates according to their terms and the provisions of Section 3.08. Upon presentation and surrender of any Note redeemed in part only, with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of the same series having the same interest rate and Stated Maturity and bearing interest 21 28819972 from the same date, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to the unredeemed portion of the Note so presented and surrendered. Section 4.04 Exclusion of Certain Notes from Eligibility for Selection for Redemption. Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by a Responsible Officer of the Company and delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. Section 4.05 Provisions with Respect to any Sinking Funds. Unless the form or terms of any series of Notes shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Notes in cash, the Company may at its option (a) deliver to the Trustee for cancellation any Notes of such series theretofore acquired by the Company, or (b) receive credit for any Notes of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation or redeemed pursuant to provisions for an optional redemption or optional sinking fund redemption, then Notes so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to the Notes of such series. On or before the 45th day next preceding each sinking fund Redemption Date, the Company will deliver to the Trustee a certificate signed by the Chief Financial Officer, any Vice President, the Treasurer or any Assistant Treasurer of the Company specifying (i) the portion of the mandatory sinking fund payment to be satisfied by deposit of cash in the currency in which the Notes of such series are payable, by delivery of Notes theretofore purchased or otherwise acquired by the Company (which Notes shall accompany such certificate) and by credit for Notes acquired by the Company and theretofore delivered to the Trustee for cancellation or redeemed by the Company pursuant to provisions for optional redemption or optional sinking fund redemption and stating that the credit to be applied has not theretofore been so applied and the basis for such credit and (ii) whether the Company intends to exercise its right, if any, to make an optional sinking fund payment, and, if so, the amount thereof. Such certificate shall also state that no Event of Default has occurred and is continuing. Such certificate shall be irrevocable, and upon its delivery, the Company shall be obligated to make the payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In case of the failure of the Company on or before the 45th day next preceding each sinking fund Redemption Date to deliver such certificate (or to deliver the Notes specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date shall be paid entirely in cash (in the currency described above) and shall be sufficient to redeem the principal amount of Notes as a mandatory sinking fund payment, without the option to deliver or credit Notes as provided in the first paragraph of this Section 4.05 and without the right to make an optional sinking fund payment as provided herein. If the sinking fund payment or payments (mandatory or optional) with respect to any series of Notes made in cash (in the currency described above) shall exceed the minimum authorized denomination set forth in an Officer’s Certificate pursuant to Section 3.01 or the 22 28819972 equivalent in the currency in which the Notes of such series are payable (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Notes, said cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Notes of such series at the applicable sinking fund Redemption Price with respect to Notes of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 4.03. The Trustee shall select, in the manner provided in Section 4.02, for redemption on such sinking fund Redemption Date a sufficient principal amount of Notes of such series to utilize said cash and shall thereupon cause notice of redemption of the Notes of such series for the sinking fund to be given in the manner provided in Section 4.02 (and with the effect provided in Section 4.03) for the redemption of Notes in part at the option of the Company. Notes of any series which are identified by registration and certificate number in an Officer’s Certificate at least 45 days prior to the sinking fund Redemption Date as being beneficially owned by, and not pledged or hypothecated by, the Company or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be excluded from Notes of such series eligible for selection for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Notes of such series shall be added to the next cash sinking fund payment with respect to Notes of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.05. Any and all sinking fund moneys with respect to Notes of any series held by the Trustee at the maturity of Notes of such series, and not held for the payment or redemption of particular Notes of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Notes of such series at maturity. The Trustee shall not convert any currency in which the Notes of such series are payable for the purposes of such sinking fund application unless a Company Request is made, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Company and shall not affect the Company’s obligation to pay the Holders in the currency to which such Holder is entitled. On or before each sinking fund Redemption Date provided with respect to Notes of any series, the Company shall pay to the Trustee in cash in the currency described above a sum equal to all accrued interest, if any, to the date fixed for redemption on Notes to be redeemed on such sinking fund Redemption Date pursuant to this Section 4.05. ARTICLE 5 PARTICULAR COVENANTS OF THE COMPANY Section 5.01 Payment of Principal, Premium and Interest. The Company will duly and punctually pay or cause to be paid (in the currency in which the Notes of such series are payable) the principal of and premium, if any, and interest on each of the Notes at the place (subject to Section 3.03), at the respective times and in the manner provided in each series of Notes and in this Indenture. Section 5.02 Offices for Notices and Payments. (a) So long as the Notes of any series remain Outstanding, the Company will maintain at the Place of Payment, an office or agency where the Notes may be presented for payment, an office or agency where the Notes may be 23 28819972 presented for registration of transfer and for exchange as provided in this Indenture, and an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served and shall give the Trustee written notice thereof and any changes in the location thereof. In case the Company shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation and demand may be made and notice may be served in respect of the Notes or of this Indenture at the Corporate Trust Office. The Company hereby appoints the Trustee as its agent and the Corporate Trust Office as the office for all of the foregoing purposes with respect to the Notes of each series; provided that the Trustee and the Corporate Trust Office shall not be an office or agency of the Company for the purposes of service of legal process on the Company. (b) In addition to the office or agency maintained by the Company pursuant to Section 5.02(a), the Company may from time to time designate one or more other offices or agencies where the Notes may be presented for payment and presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designations, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain such office and agency at the Place of Payment, for the purposes abovementioned. The Company will give to the Trustee prompt written notice of (i) any such designation or rescission thereof, and (ii) the location of any such office or agency outside the Place of Payment and of any change of location thereof. Section 5.03 Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Notes hereunder. Section 5.04 Provisions as to Paying Agent. (a)(1)Whenever the Company shall have one or more paying agents for any series of Notes other than the Trustee, it will, on or before each due date of the principal of (and premium, if any) or interest on any Notes of such series, deposit with a paying agent a sum sufficient to pay such amount becoming due, such sum to be held as provided by the Trust Indenture Act of 1939, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. (2) The Company will cause each paying agent other than the Trustee to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section, that such paying agent will: (i) comply with the provisions of the Trust Indenture Act of 1939 applicable to it as a paying agent and (ii) during the continuance of any default by the Company (or any other obligor upon any series of Notes) in the making of any payment in respect of the Notes of such series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such paying agent as such. (b) If the Company shall act as its own paying agent, it will, on or prior to each due date of the principal of and premium, if any, or interest on Notes of any series, set aside, segregate and hold in trust for the benefit of the Holders of such Notes a sum sufficient to pay such principal and premium, if any, or interest so becoming due and will notify the Trustee 24 28819972 of any failure to take such action and of any failure by the Company (or by any other obligor on such series of Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall become due and payable. (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to any or all series of Notes then Outstanding, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company, or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained. (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust provided in this Section 5.04 is subject to Section 13.04. Section 5.05 Certificate to Trustee. So long as the Notes of any series remain Outstanding, the Company will deliver to the Trustee on or before 120 days after the end of each fiscal year an Officer’s Certificate stating that such officer has reviewed the covenants of the Indenture with respect to each outstanding series of Notes and, in the course of the performance by the signer of his or her duty as an officer of the Company, he or she would normally have knowledge of any default by the Company in the performance or fulfillment or observance of any covenants or agreements contained herein during the preceding fiscal year, stating whether or not he or she has knowledge of any such default and, if so, specifying each such default of which the signer has knowledge and the nature thereof. The Officer’s Certificate need not comply with Section 15.05. The signatory to this Officer’s Certificate shall be the Company’s principal executive officer, principal financial officer or principal accounting officer. The Company shall deliver to the Trustee, as soon as possible and in any event within five (5) days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer’s Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto. Section 5.06 Waivers of Covenants. Anything in this Indenture to the contrary notwithstanding, the Company may fail or omit, in respect of any series of Notes, and in any particular instance, to comply with a covenant, agreement or condition contained in Section 5.05 (unless required to be complied with pursuant to Section 314(a)(4) of the Trust Indenture Act of 1939), or with any additional covenant, agreement or condition contained in a Board Resolution or Officer’s Certificate establishing such series of Notes, any indenture supplemental hereto applicable to such series or any Note of such series (unless such Board Resolution, Officer’s Certificate, or supplemental indenture provides otherwise) if the Company shall have obtained and filed with the Trustee before or after the time for such compliance the consent in writing of the Holders of more than 50% in aggregate principal amount of the Notes of the series affected by such waiver at the time Outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not expressly waived nor impair any right consequent thereon and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect. 25 28819972

ARTICLE 6 HOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 6.01 Holders’ Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, not more than 10 days after each Regular Record Date with respect to the Notes of any series, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Notes of such series as of a date not more than 15 days prior to the time such information is furnished; provided, however, that no such list with respect to any particular series of Notes need be furnished at any such time if the Trustee is in possession thereof by reason of its acting as the Note Registrar for such series designated under Section 3.06 or otherwise. Section 6.02 Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 6.01 or received by the Trustee in the capacity of the Note Registrar (if so acting) under Section 3.06. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished. (a) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes of any series or of all Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act of 1939. (b) Every Holder, by receiving and holding its Notes, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act of 1939. Section 6.03 Reports by the Company. The Company agrees to file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission; provided further that any such information, documents or reports filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval (or EDGAR) system or any successor thereto shall be deemed to be filed with the Trustee. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). Section 6.04 Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant 26 28819972 to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. The interval between transmissions of reports to be transmitted at intervals shall be twelve months or such shorter time required by the Trust Indenture Act of 1939. If the Trust Indenture Act of 1939 does not specify the date on which a report is due, such report shall be due on September 15 of each year following the first issuance of Notes and shall be as of a date not more than sixty (60) days prior thereto. (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which Notes of any series are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes of any series are listed on any stock exchange and of any delisting thereof. ARTICLE 7 REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT Section 7.01 Events of Default. “Event of Default”, with respect to any series of Notes, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to such series or it is specifically deleted or modified in the Board Resolution, Officer’s Certificate or supplemental indenture under which such series of Notes is issued or in the form of Note for such series: (a) default in the payment of any installment of interest upon any Note of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; (b) default in the payment of the principal of and premium, if any, on any Note of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise; (c) default in the payment or satisfaction of any sinking fund payment or analogous obligation, if any, with respect to the Notes of such series as and when the same shall become due and payable by the terms of the Notes of such series, and continuance of such default for a period of 30 days; (d) failure on the part of the Company duly to observe or perform any of the covenants, warranties or agreements on the part of the Company in respect of the Notes of such series in this Indenture (other than a covenant, warranty or agreement a default in whose performance or whose breach is specifically dealt with elsewhere in this Section) continued for a period of 90 days after the date on which written notice of such failure, specifying such failure and requiring the same to be remedied, shall have been given to the Company by the Trustee, by registered mail, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of such series; (e) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any 27 28819972 indebtedness of the Company, whether such indebtedness now exists or is hereafter created or incurred, happens and consists of default in the payment of more than $15,000,000 in principal amount of such indebtedness at the maturity thereof, after giving effect to any applicable grace period, or results in such Indebtedness in principal amount in excess of $15,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default is not cured or such acceleration is not rescinded or annulled within a period of 30 days after the date on which written notice of such failure, specifying such failure and requiring the same to be remedied, shall have been given to the Company by the Trustee, by registered mail, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of such series; (f) the failure by the Company within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $15,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; (g) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal bankruptcy laws or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee or other similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; (h) the Company shall institute proceedings to be adjudicated voluntarily bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking an arrangement or a reorganization under the Federal bankruptcy laws or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee or other similar official in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or (i) any other Event of Default provided in the Board Resolution, Officer’s Certificate or the supplemental indenture under which such series of Notes is issued or in the form of Note for such series; then and in each and every such case, so long as such Event of Default with respect to any series of Notes for which there are Notes Outstanding occurs and is continuing (other than an Event of Default specified in paragraph (g) or (h) of this Section 7.01) and shall not have been remedied or waived to the extent permitted by the terms of this Indenture, unless the principal of all of the Notes of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes of such series, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal (or, if the Notes of that series are Original Issue Discount Notes, such portion of the 28 28819972 principal amount as may be specified in the terms of that series) of all the Notes of such series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes of such series contained to the contrary notwithstanding. If an Event of Default specified in paragraph (g) or (h) of this Section 7.01 occurs and is continuing, then the principal amount of (or, if the Notes of that series are Original Issue Discount Notes, such portion of the principal amount as may be specified in the terms thereof as due and payable upon acceleration) and any accrued and unpaid interest on that series shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. This provision, however, is subject to the condition that if, at any time after the principal of the Notes of such series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay in the currency in which the Notes of such series are payable all matured installments of interest upon all of the Notes and the principal of and premium, if any, on any and all Notes of such series which shall have become due otherwise than by such declaration (with interest on overdue installments of interest to the extent that payment of such interest is enforceable under applicable law and on such principal and premium, if any, at the rate borne by the Notes of such series or as otherwise provided in the form of Note for such series, to the date of such payment or deposit) and all amounts due to the Trustee under Section 8.06, or provision deemed by the Trustee to be adequate shall have been made therefor, and any and all defaults under this Indenture, other than the nonpayment of principal of and accrued interest on Notes of such series which shall have become due by such declaration, shall have been cured or shall have been waived in accordance with Section 7.07—then and in every such case the Holders of at least a majority in aggregate principal amount of the Notes of such series then Outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. In case the Trustee or any Holders shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceeding had been taken. Section 7.02 Payment of Notes Upon Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any Note of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of and premium, if any, on any Note of any series as and when the same shall have become due and payable, whether at maturity of the Note or upon redemption or by declaration or otherwise or (c) in case default shall be made in the making or satisfaction of any sinking fund payment or analogous obligation with respect to the Notes of any series when the same becomes due by the terms of the Notes of any series, and such default shall have continued for a period of 30 days—then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit 29 28819972 of the Holders of any such series, the whole amount that then shall have become due and payable on any such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes of such series or as otherwise provided in the form of Note of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred and advances made by the Trustee, except compensation or advances arising, or expenses or liabilities incurred, as a result of the Trustee’s gross negligence or willful misconduct. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes of any series to the Persons entitled thereto, whether or not the principal of and premium, if any, and interest on the Notes of such series are overdue. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Notes and collect, in the manner provided by law out of the property of the Company or any other obligor on such Notes wherever situated, the moneys adjudged or decreed to be payable. If any Event of Default with respect to any series of Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes of any series under the Federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Notes of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered by intervention in such proceedings or otherwise, (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Notes of such series allowed in such judicial proceedings relative to the Company or any other obligor on such Notes, its or their creditors, or its or their property, (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of any Notes of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and 30 28819972

(c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Notes of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and advances made by the Trustee except compensation or advances arising, or expenses or liabilities incurred, as a result of the Trustee’s gross negligence or willful misconduct. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder (except, as aforesaid, for the election of a trustee in bankruptcy or other Person performing similar functions) in any such proceeding. All rights of action and of asserting claims under this Indenture, or under any of the Notes of any series, may be enforced by the Trustee without the possession of any of such Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes of such series in respect of which such judgment has been recovered. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Notes in respect to which such action was taken, and it shall not be necessary to make any Holders of such Notes parties to any such proceedings. Section 7.03 Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 7.02 and any other money or property distributed in respect of the Company’s obligations under this Indenture after an Event of Default shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Notes of such series, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid: FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except compensation or advances arising, or expenses or liabilities incurred, as a result of its gross negligence or willful misconduct, and any other amounts owing the Trustee under Section 8.06; SECOND: In case the principal of the Notes of such series shall not have become due and be unpaid, to the payment of interest on such Notes, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Notes, such payments to be made ratable to the Persons entitled thereto; 31 28819972

THIRD: In case the principal of the Notes of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by such Notes; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Notes, then, to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note of such series over any other such Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and FOURTH: To the payment of any surplus then remaining to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same. Section 7.04 Proceedings by Holders. No Holder of any Note of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law or in bankruptcy or otherwise upon, under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Notes of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to (and if requested, provided to) the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding (and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.07), it being understood and intended, and being expressly covenanted by the taker and Holder of every Note of every series with every other taker and Holder and the Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of such Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes. Section 7.05 Proceedings by Trustee. In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Section 7.06 Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Holders shall, to the extent permitted by law, be 32 28819972 deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. Section 7.07 Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority in aggregate principal amount of the Outstanding Notes of any series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Notes of such series by this Indenture; provided, however, that the Trustee shall have the right to decline to follow any such direction if (a) the Trustee shall determine upon advice of counsel that the action or proceeding so directed may not lawfully be taken or (b) if the Trustee in good faith shall determine that the action or proceeding so directed would involve the Trustee in personal liability or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Notes of all series not joining in the giving of said directions, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are duly prejudicial to such Holders, or (d) if the Holders of Notes have not provided to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability or expense that may be incurred in connection with taking such action or forbearance. The Trustee may take any other action deemed proper by the Trustee not inconsistent with such direction. Subject to Section 7.01, the Holders of a majority in aggregate principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or premium, if any, or interest on such Notes, or a default in the making of any sinking fund payment with respect to such Notes. Upon any such waiver, the Company, the Trustee and the Holders of such Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing. This Section 7.07 shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act of 1939 and such Sections 316(a)(1)(A) and 316(a)(1)(B) are hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939. Section 7.08 Notice of Defaults. Within 90 days after the occurrence of any default actually known to a Responsible Officer of the Trustee hereunder with respect to the Notes of any series, the Trustee shall transmit by first-class by mail, postage prepaid (or in the case of Global Notes, electronically in accordance with the procedures of the Depository), to all Holders of Notes of such series, as their names and addresses appear in the Note Register, notice of such 33 28819972 default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note of such series or in the payment of any sinking fund installment with respect to Notes of such series, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Notes of such series; and provided, further, that in the case of any default of the character specified in Section 7.01(c) with respect to Notes of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series. Section 7.09 Undertaking to Pay Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act of 1939; provided that neither this Section nor the Trust Indenture Act of 1939 shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee, and any provision of the Trust Indenture Act of 1939 to such effect is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939. Section 7.10 Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the rights, which are absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.08) interest on such Note on the respective Stated Maturities expressed in such Note (or in the case of redemption or repayment, on the date for redemption or repayment, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. ARTICLE 8 CONCERNING THE TRUSTEE Section 8.01 Duties and Responsibilities of Trustee. (a) Prior to the occurrence of an Event of Default with respect to a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee and (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). 34 28819972

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 8.01; (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series; and no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01. Section 8.02 Reliance on Documents, Opinions. Subject to the provisions of Section 8.01, (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note or other paper document believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by Company Request or Company Order (unless otherwise evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company; (c) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and reliance thereon; 35 28819972

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have provided to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction; (e) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note, or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in principal amount of such Notes then Outstanding; provided, however, that the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and provided, further, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to so proceeding; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be liable or responsible for any misconduct, bad faith or negligence on the part of any agent or attorney appointed with due care by it hereunder; (h) the Trustee shall not be deemed to have notice or be charged with knowledge of any default or Event of Default unless written notice of such default or Event of Default from the Company or any Holder is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture: (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; (j) the permissive rights of the Trustee enumerated herein shall not be construed as duties; (k) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; (l) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take 36 28819972 specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; (m) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and (n) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder. Section 8.03 No Responsibility for Recitals. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes of any series. The Trustee represents that it is duly authorized to execute and deliver this Indenture. Neither the Trustee nor the Authenticating Agent shall be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee hereunder. Section 8.04 Trustee and Agents May Own Notes. The Trustee, any paying agent, or any agent of the Trustee or the Company under this Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes of any series with the same rights it would have if it were not Trustee or such agent and, subject to Sections 8.08 and 8.13, if operative, may otherwise deal with the Company and receive, collect, hold, and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent. Section 8.05 Moneys to be Held in Trust. Subject to the provisions of Section 13.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on, or to invest, any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default with respect to the Notes of any series shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the receipt of a Company Order. Section 8.06 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable 37 28819972 compensation and the expenses and disbursements of its counsel and all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to Section 8.14) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, damage, claim, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee and arising out of or in connection with this Indenture, including the acceptance or administration of this trust, or the performance of its duties hereunder, including the current payment of all costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes. In addition to, but without prejudice to its other rights under this indenture or available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(g) or Section 7.01(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. “Trustee” for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. The provisions of this Section shall survive the termination of this Indenture, the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. Section 8.07 Officer’s Certificate as Evidence. Subject to the provisions of Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate conforming to the requirements of this Indenture delivered to the Trustee, and such Certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof. Section 8.08 Conflicting Interest of Trustee. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act of 1939, the Trustee shall either eliminate such conflicting interest or resign in the manner provided by, and subject to the provisions of, the Trust Indenture Act of 1939 and this Indenture. Section 8.09 Eligibility of Trustee. There shall at all times be a Trustee with respect to each series of Notes hereunder which shall be a Person organized and doing business under the laws of the United States or any state or territory thereof or of the District of Columbia authorized under such laws to exercise trust powers, having a combined capital and surplus of at 38 28819972 least $50,000,000, subject to supervision or examination by Federal, state, territorial, or District of Columbia authority and willing to act as Trustee hereunder. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee with respect to any series of Notes shall cease to be eligible in accordance with the provisions of this Section 8.09, such Trustee shall resign immediately in the manner and with the effect specified in Section 8.10. Section 8.10 Resignation or Removal of Trustee. The Trustee may at any time resign with respect to any series of Notes by giving written notice by first class mail of such resignation to the Company and to the Holders of such series of Notes at their addresses as they shall appear on the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee with respect to such series shall have been so appointed and have accepted appointment within 45 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder of such series of Notes who has been a bona fide Holder of a Note or Notes of such series for at least six months may, subject to the provisions of Section 7.09, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint such successor trustee. (a) In case at any time any of the following shall occur: (1) the Trustee shall fail to comply with the provisions of Section 8.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note or Notes of such series for at least six months, unless the Trustee’s duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act of 1939; (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Holder of a Note of such series; or (3) the Trustee shall become incapable of acting with respect to any series of Notes, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, the Company may remove the Trustee with respect to such series and appoint a successor trustee for such series by Company Order, one copy of which Company Order shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Holder who has been a bona fide Holder of a Note or Notes of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment 39 28819972 of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove such Trustee and appoint such successor trustee. (b) The Holders of a majority in aggregate principal amount of the Outstanding Notes of any series may at any time remove the Trustee with respect to such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 9.01 of the action in that regard taken by the Holders, and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of a Note or Notes of such series, upon the terms and conditions and otherwise as in paragraph (a) of this Section 8.10 provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee with respect to such series. (c) Any resignation or removal of the Trustee with respect to all or any series of Notes and any appointment of a successor Trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11. Section 8.11 Acceptance by Successor Trustee. Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with respect to all or any such series, with like effect as if originally named as Trustee herein with respect to all or any such series nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee with respect to all or any such series so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee with respect to all or any series as to which it is ceasing to act as Trustee, to secure any amounts, including indemnities, then due it pursuant to the provisions of Section 8.06. No successor Trustee shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09. Upon acceptance of appointment by a successor Trustee with respect to all or any series of Notes as provided in this Section 8.11, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of Notes of such series at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten days after 40 28819972 acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company. In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Section 8.12 Succession by Merger. Subject to Sections 8.08 and 8.09, any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case at the time any successor to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any such successor to the Trustee may authenticate such Notes either in the name of the predecessor Trustee or such successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have. Section 8.13 Limitation on Rights of Trustee as a Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act of 1939 regarding the collection of claims against the Company (or any such other obligor). Section 8.14 Authenticating Agents. There may be an Authenticating Agent or Authenticating Agents appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in the authentication and delivery of any series of Notes issued upon original issuance, exchange, transfer or redemption thereof as fully to all intents and purposes as though such Authenticating Agent (or Authenticating Agents) had been expressly authorized to authenticate and deliver such Notes, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 8.14 shall be deemed to be the authentication and delivery of such Notes “by the Trustee”, and whenever this Indenture provides that “the 41 28819972

Trustee shall authenticate and deliver” Notes or that Notes “shall have been authenticated and delivered by the Trustee”, such authentication and delivery by any Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States of America or of any state or territory thereof or the District of Columbia, with a combined capital and surplus of at least $50,000,000 and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal or state authority. If such Person publishes reports of its condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 8.14 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.14, or to be duly registered if and to the extent required by applicable law and regulations, it shall resign immediately in the manner and with the effect herein specified in this Section 8.14. Whenever reference is made in this Indenture to the authentication and delivery of Notes of any series by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by its Authenticating Agent appointed with respect to the Notes of such series and a certificate of authentication executed on behalf of the Trustee by its Authenticating Agent appointed with respect to the Notes of such series. Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any Person succeeding to the authenticating agency business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor Person is otherwise eligible under this Section 8.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor Person. In case at the time such successor to any such agency shall succeed to such agency any of the Notes shall have been authenticated but not delivered, any such successor to such Authenticating Agent may adopt the certificate of authentication of any predecessor Authenticating Agent and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to any Authenticating Agent may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Authenticating Agent; and in all cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the predecessor Authenticating Agent shall have such force; provided, however, that the right to adopt the certificate of authentication of any predecessor Authenticating Agent or to authenticate Notes in the name of any predecessor Authenticating Agent shall apply only to its successor or successors by merger, conversion or consolidation. Any Authenticating Agent may at any time resign as Authenticating Agent with respect to any series of Notes by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to 42 28819972 any series of Notes by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible under this Section 8.14, the Trustee may, and shall, upon request of the Company, promptly use its best efforts to appoint a successor Authenticating Agent. Upon the appointment, at any time after the original issuance of any of the Notes, of any successor, additional or new Authenticating Agent, the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company mail notice of such appointment to all Holders of Notes of such series as the names and addresses of such Holders appear on the Note Register. Any successor Authenticating Agent with respect to any series of Notes upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as though originally named as an Authenticating Agent herein with respect to such series. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.14 and duly registered if and to the extent required under applicable law and regulations. Any Authenticating Agent by the acceptance of its appointment with respect to any series of Notes shall be deemed to have agreed with the Trustee that: (a) it will perform and carry out the duties of an Authenticating Agent as herein set forth with respect to such series, including the duties to authenticate and deliver Notes when presented to it in connection with exchanges, registrations of transfer or redemptions thereof; (b) it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; (c) it is eligible for appointment as Authenticating Agent under this Section 8.14 and will notify the Trustee promptly if it shall cease to be so qualified; and (d) it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of any acts or failures to act of the Authenticating Agent with respect to such series but it shall have no liability for any action taken by it at the specific written direction of the Trustee. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services, and the Trustee shall have no liability for such payments. The provisions of Sections 8.02(a), (b), (c), (e) and (f), 8.03, 8.04, 8.06 (insofar as it pertains to indemnification), 3.09, 9.01 and 9.02 shall bind and inure to the benefit of each Authenticating Agent to the same extent that they bind and inure to the benefit of the Trustee. If an appointment with respect to one or more series is made pursuant to this Section 8.14, the Notes of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form: This is one of the Notes of the series designated therein issued under the within- mentioned Indenture. 43 28819972 as Trustee By: Authorized Signatory Section 8.15 Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company is deemed to receive such application in accordance with Section 15.03 (including the copy of such application required to be sent via e-mail thereunder), unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted. ARTICLE 9 CONCERNING THE HOLDERS Section 9.01 Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage of such series have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders of such series in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of such series voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders of such series. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Section 9.02 Proof of Execution by Holders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Holder or such Holder’s agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be provided by the Note Register or by a certificate of the Note Registrar with respect to a series of Notes. The record of any Holders’ meeting shall be proved in the manner provided in Section 10.06. 44 28819972

Section 9.03 Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes of any series have given any request, demand, authorization, direction, notice, consent, or waiver under this Indenture, Notes of such series which are owned by the Company or any other obligor upon such Notes or any Affiliate of the Company or such other obligor (except in the case in which the Company or such other obligor or Affiliate owns all Notes Outstanding under the Indenture, or all Outstanding Notes of each such series, as the case may be, without regard to this proviso) shall be disregarded and deemed not to be Outstanding for the purpose of any such determinations; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver only such Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding notwithstanding this Section 9.03 if the pledgee shall establish to the satisfaction of the Trustee the right of the pledgee to act with respect to such Notes and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes of a series, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on such Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on such Notes; and, subject to the provisions of Section 8.01, the Trustee shall be entitled to accept such Officer’s Certificates as conclusive evidence of the facts therein set forth and of the fact that all such Notes not listed therein are Outstanding for the purpose of any such determination. Section 9.04 Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes of any series specified in this Indenture in connection with such action, any Holder of a Note which is shown by the evidence to be included in the Notes the Holders of which have consented to or are bound by consents to such action, may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Note issued on registration of transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Note. Any action taken by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all of the Notes affected by such action. ARTICLE 10 HOLDERS’ MEETINGS Section 10.01 Purposes of Meetings. A meeting of Holders of the Notes of all or any series may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes: 45 28819972

(a) to give any notice to the Company or to the Trustee with respect to such series, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 7; (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8; (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes of all or any series, as the case may be, under any other provision of this Indenture or under applicable law. Section 10.02 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Notes of all or any series to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders of Notes of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee to Holders of Notes of each series that may be affected by the action proposed to be taken at such meeting at their addresses as they shall appear on the Note Register. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting. Section 10.03 Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution by the Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Notes then Outstanding of each series that may be affected by the action proposed to be taken shall have requested the Trustee to call a meeting of such Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02. Section 10.04 Qualifications for Voting. To be entitled to vote at any meeting of Holders of Notes a person shall (a) be a Holder of one or more Notes of a series affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The rights of Holders of Notes to have their votes counted shall be subject to the provision in the definition of “Outstanding” in Section 1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Notes shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Section 10.05 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and 46 28819972 examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulation, the holding of Notes shall be proved in the manner specified in Section 9.02 and the appointment of any proxy shall be proved in the manner specified in said Section 9.02 or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, broker or trust company. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Notes as provided in Section 10.03, in which case the Company or the Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote. Subject to the provisions of Section 9.03, at any meeting each Holder of a Note of a series entitled to vote at such meeting or proxy shall be entitled to one vote for each $1,000 principal amount of Notes of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Notes of such series or proxy therefor. Any meeting of Holders of Notes duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time and the meeting may be held as so adjourned without further notice. At any meeting of Holders of Notes, the presence of Persons holding or representing Notes in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority of the Notes represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Section 10.06 Voting. The vote upon any resolution submitted to any meeting of Holders of Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes entitled to vote at such meeting or of their representatives by proxy, and the letter or letters, serial number or numbers or other distinguishing marks of the Notes held or represented by each such Holder. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. 47 28819972

Any record so signed and verified shall be conclusive evidence of the matters therein stated. Section 10.07 No Delay of Rights by Meeting. Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Notes of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes. ARTICLE 11 SUPPLEMENTAL INDENTURES Section 11.01 Supplemental Indentures without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes: (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Articles 5 and 12 hereof; (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors shall consider to be for the protection of the Holders of Notes of any or all series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to make any changes hereto that are required by law; (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; (e) to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of the Notes and to make any change that would provide additional rights or benefits to the Holders of Notes of any or all series or that does not adversely affect the legal rights under this Indenture of any such Holder of Notes; 48 28819972

(f) to evidence and provide for the acceptance of appointment by another Person as a successor Trustee hereunder with respect to one or more series of Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; (g) to modify, amend or supplement this Indenture in such a manner as to permit the qualification of any indenture supplemental hereto under the Trust Indenture Act of 1939 as then in effect, except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of the Trust Indenture Act of 1939; (h) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with Notes of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose; (i) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no Note Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or (j) to establish the form of the Notes of a series and to provide for the issuance of Notes of a series, as permitted by Section 3.01, and to set forth the terms thereof. Subject to Section 11.05, the Trustee is hereby required to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. Any supplemental indenture authorized by the provisions of this Section 11.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 11.02. Section 11.02 Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Section 9.01) of the Holders of greater than 50% in aggregate principal amount of the Outstanding Notes of each series affected by such supplemental indenture (each such series voting as a single and separate class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes of each series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of all of the Outstanding Notes of each series affected, (a) change the Stated Maturity of the principal of, or any premium or installment of interest on, any Note of such series or make the principal 49 28819972 thereof or interest or premium thereon payable in any coin or currency other than that provided in the Notes of such series; (b) reduce the principal amount of, or the rate, or modify the calculation of such rate, of interest on, or any premium payable upon the redemption of, any Note of such series; (c) reduce the amount of the principal of any Original Issue Discount Note that would be due and payable upon a declaration of acceleration of the maturity thereof or the amount thereof provable in bankruptcy; (d) change the redemption provisions of any Note in a manner adverse to the rights of the Holders thereof or adversely affect the right of repayment at the option of any Holder of any Note of such series; (e) change the Place of Payment or the coin or currency in which the principal of, any premium or interest on any Note of such series is payable; (f) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity of any Note of such series or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of any Holder, on or after the repayment date; (g) make any change that adversely affects the right to convert or exchange any Note into or for ordinary shares or preferred shares or other securities, cash or property in accordance with its terms; (h) amend Sections 5.02, 5.03 and 5.04 in any manner that is materially adverse to the rights of Holders of any series of Notes; or (i) reduce the percentage of Notes of such series, the Holders of which are required to: (i) consent to any supplemental indenture, (ii) rescind and annul a declaration that the Notes of such series are due and payable as a result of the occurrence of an Event of Default, (iii) waive any past Event of Default and its consequences, or (iv) waive compliance with the provisions of this Indenture or with any additional covenant, agreement or condition contained in a Board Resolution or Officer’s Certificate establishing such series of Notes, any indenture supplemental hereto applicable to such series or any Note of such series. Upon the Trustee’s receipt of a Company Request, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Notes as aforesaid, subject to Section 11.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series. It shall not be necessary for the consent of the Holders of Notes under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. Section 11.03 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the 50 28819972

Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Section 11.04 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Outstanding Notes of such series. Section 11.05 Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, shall receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11 and is authorized and permitted by this Indenture. ARTICLE 12 CONSOLIDATION, MERGER, SALE AND CONVEYANCE Section 12.01 Company May Consolidate on Certain Terms. Nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all of the property of the Company to any other Person (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, merger, sale, conveyance or lease shall be upon the condition that (a) immediately after such consolidation, merger, sale, conveyance or lease, the Person (whether the Company or such other Person) formed by or surviving any such consolidation or merger, or to which such sale, conveyance or lease shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; and (b) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired or leased such property. Section 12.02 Successor Entity to be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance and observance of all of the covenants and 51 28819972 conditions of this Indenture to performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and (except in the event of a conveyance by way of lease) the predecessor Person shall be relieved of any further obligation under this Indenture and the Notes. In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate. Section 12.03 Opinion of Counsel to Be Given to the Trustee. The Trustee, subject to Sections 8.01 and 8.02, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale conveyance or lease and any such assumption complies with the provisions of this Article 12 and that all conditions precedent herein provided relating to such transactions have been complied with. ARTICLE 13 SATISFACTION, DISCHARGE AND DEFEASANCE OF INDENTURE Section 13.01 Satisfaction, Discharge and Legal Defeasance of Notes of any Series. The Company shall be deemed to have paid and discharged the entire indebtedness on all the Notes of a series, the provisions of this Indenture (except as to (x) the rights of Holders of Notes of such series to receive, from the money, in the currency required, and Government Obligations deposited with the Trustee pursuant to Section 13.02(a) or the interest and principal received by the Trustee in respect of such Government Obligations, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Notes on the Stated Maturities thereof or upon the Redemption Dates for Notes required to be redeemed pursuant to any mandatory sinking fund or analogous provisions relating to Notes of that series or pursuant to any call for redemption relating to Notes of that series, (y) the Company’s rights and obligations with respect to such Notes under Sections 3.06, 3.07, 5.01, 5.02, 5.03, 5.04, 8.06, 8.10, 8.11, 13.03 and 13.04, and (z) the rights, powers, trusts, duties and immunities of the Trustee with respect to the Notes of such series) as it relates to such Notes shall no longer be in effect on the 91st day after it has made the deposit referred to in Section 13.01(a)(2), and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same if: (a) (1) all Notes of such series therefor authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (B) Notes for whose payment money has theretofor been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Sections 13.03 and 13.04) have been delivered to the Trustee for cancellation; (2) the Company has paid or caused to be paid in the currency required all other sums payable under this Indenture in respect of the Notes of such series, including all amounts owing to the Trustee under Section 8.06; and 52 28819972

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction of the entire indebtedness of all Notes of any such series and the discharge of the Indenture as it relates to such Notes have been complied with; or (b) (1) all such Notes of such series not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company; and (2) the condition described in paragraphs (a) and (b) of Section 13.02 has been satisfied; and the conditions described in paragraphs (a)(2) and (a)(3) of this Section 13.01 have been satisfied; or (c) (1) the conditions referred to in Section 13.02 and paragraph (a)(2) of this Section 13.01 have been satisfied; and (2) the Company has delivered to the Trustee (x) an opinion of a nationally-recognized independent tax counsel confirming that the Company shall have received from, or there shall have been published by, the United States Internal Revenue Service a ruling, or since the date of this Indenture there has been a change in the applicable Federal income tax law or related treasury regulations, in either case, to the effect that, and based thereon such opinion of counsel will confirm that, Holders of the Notes of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated by this paragraph (c) of this Section 13.01 and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, and (y) an Opinion of Counsel stating that the defeasance trust does not constitute an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and, after the passage of 91 days following the deposit described in Section 13.01(a)(2), the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors rights’ generally. Section 13.02 Covenant Defeasance of Notes of any Series. The provisions of this Indenture (except as to (x) the rights of Holders of Notes of any series to receive, from the money, in the currency required, and Government Obligations deposited with the Trustee pursuant to paragraph (a) below or the interest and principal received by the Trustee in respect of such Government Obligations, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Notes on the Stated Maturities thereof or upon the Redemption Dates for Notes required to be redeemed pursuant to any mandatory sinking or analogous provisions relating to Notes of that series or pursuant to any call for redemption relating to Notes of that series; (y) the Company’s rights and obligations with respect to such Notes under Sections 3.06, 3.07, 5.01, 5.02, 5.03, 5.04, 6.01, Article 7 (other than paragraph (d) of Section 7.01, to the extent relating to the covenants defeased hereby), Sections 8.06, 8.10, 8.11, 13.03, and 13.04; and (z) the rights, powers, trusts, duties and immunities of the Trustee with respect to the Notes of such series) as it relates to Notes of any series shall no 53 28819972 longer be in effect, and the Trustee, at the expense of the Company shall, upon Company Request, execute proper instruments acknowledging the same if: (a) the Company has irrevocably (subject to Section 13.04) deposited or caused to be deposited with the Trustee as trust funds in trust and specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Notes of such series (1) Dollars or Foreign Currency, as applicable, in an amount, or (2) Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide on or before the due date of any payment in respect of such series of Notes funds in an amount, or (3) a combination thereof, sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, which opinion need only be provided if Government Obligations shall have been deposited, to pay and discharge the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Notes of that series to the Stated Maturity of such principal or installment of principal or interest or to the Redemption Dates for Notes required to be redeemed pursuant to any mandatory sinking fund or analogous provisions relating to Notes of that series or pursuant to any call for redemption relating to Notes of that series on each day on which such payments are due and payable in accordance with the terms of the Indenture and such Notes; (b) no Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of the deposit referred to in paragraph (a) of this Section 13.02 or, insofar as an Event of Default described in paragraph (g) or (h) of Section 7.01 are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration date of the longest preference period applicable to the Company in respect of the deposit (and this condition will not be deemed satisfied until the expiration of such period; provided, however, that should this condition fail to be satisfied on or before such 91st day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company); (c) the interest of the Holders in such deposit shall have been duly perfected under the applicable provisions of the applicable Uniform Commercial Code; (d) such defeasance shall not (A) cause the Trustee to have a conflicting interest as defined in Section 8.08 or for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended; (e) such defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound; (f) the Company has delivered to the Trustee (x) an opinion of counsel of a nationally-recognized independent tax counsel confirming that the Holders of the Notes of such 54 28819972 series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated by this Section 13.02 and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, and (y) an Opinion of Counsel stating that the defeasance trust does not constitute an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and, after the passage of 91 days following the deposit described in Section 13.01(a)(2), the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors rights’ generally; and (g) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided relating to the defeasance contemplated by this Section have been complied with. Section 13.03 Application of Trust Funds; Indemnification. Section 13.04 Subject to the provisions of Section 13.04, all money and Government Obligations deposited with the Trustee pursuant to Sections 13.01 or 13.02, and all money received by the Trustee in respect of Government Obligations deposited with the Trustee, shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and Government Obligations have been deposited with or received by the Trustee as contemplated by Sections 13.01 or 13.02. (a) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Sections 13.01 or 13.02 or the interest and principal received in respect of such obligations, other than any such tax, fee or other charge payable by or on behalf of Holders. The Company shall be entitled to prompt notice of an assessment or the commencement of any proceeding for which indemnification may be sought hereunder and, at its election, to contest such assessment or to participate in, assume the defense of, or settle such proceeding. (b) The Trustee shall deliver or pay to the Company from time to time upon Company Request any Government Obligations or money held by it as provided in Sections 13.01 or 13.02 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, which opinion need only be provided if Government Obligations shall have been deposited, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received. Section 13.05 Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of and premium, if any, or interest on Notes and not applied but remaining unclaimed by the Holders of Notes for two years after the date upon which the principal of and premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on Company Request; and the Holder of any of the Notes entitled to receive such 55 28819972 payment shall thereafter look only to the Company for any payment thereof and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease. Section 13.06 Reinstatement. If the Trustee is unable to apply any money or Government Obligations in accordance with Sections 13.01 or 13.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Sections 13.01 or 13.02 until such time as the Trustee is permitted to apply all such money or Government Obligations in accordance with Sections 13.01 or 13.02; provided that, if the Company has made any payment of principal of or interest on the Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Obligations held by the Trustee. ARTICLE 14 IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS Section 14.01 Indenture and Notes Solely Obligations of the Company. No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, organizer, stockholder, member, owner, officer, director, manager or employee, as such, past, present or future, of the Company or any Subsidiary or of any predecessor or successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any incorporator, organizer, stockholder, member, owner, officer, director, manager or employee, as such, of the Company or of any predecessor or successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture, or in any of the Notes or implied thereby; and that any and all such personal liability, either at common law or in equity or by constitution or statute of, and any and all such rights and claims against, every such incorporator, organizer, stockholder, member, owner, officer, director, manager or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied thereby, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Notes. ARTICLE 15 MISCELLANEOUS PROVISIONS Section 15.01 Provisions Binding on Successors of the Company. All of the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not. 56 28819972

Section 15.02 Indenture for Sole Benefit of Parties and Holders of Notes. Nothing in this Indenture or in the Notes, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any agent of the Trustee or the Company under this Indenture and the Holders of the Notes, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being, subject to the provisions of Articles 12 and 14, for the sole benefit of the parties hereto, any agent of the Trustee or the Company under this Indenture and the Holders of the Notes. Section 15.03 Addresses for Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes on the Company may be given or served by being deposited, registered or certified mail postage prepaid, in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee) to the Company, Conifer Holdings, Inc., 550 West Merrill Street, Suite 200, Birmingham, Michigan 48009, Attention: Richard J. Fiato, Corporate Counsel, with a copy to Honigman Miller Schwartz and Cohn LLP, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226, Attention: Donald J. Kunz, Telecopier No.: 313-465-7455, and, solely with respect to Section 8.15, via e-mail to dkunz@honigman.com. Any notice, direction, request or demand by any Holder of a Note or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee, addressed to the attention of the Conifer Holdings, Inc. Administrator. Any notice, report or other instrument required by any of the provisions of this Indenture to be given by the Trustee to the Holders of Notes of any or all series shall be deemed to have been sufficiently given, for all purposes, when mailed by first class mail, or in the case of Global Notes, delivered electronically to the Depository. The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods provided, however, that (a) the party providing such electronic instructions or directions, subsequent to the transmission thereof, shall provide the originally executed instructions or directions to the Trustee in a timely manner and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions or directions notwithstanding that such instructions or directions conflict or are inconsistent with a subsequent written instruction or direction or if the subsequent written instruction or direction is never received. The party providing instructions or directions by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, as aforesaid, agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first- class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), 57 28819972 prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Whenever in this Indenture notice is to be given to Holders of Global Notes, notice shall be sufficiently given if given to the Depository. Section 15.04 Contract; Waiver of Trial by Jury. This Indenture and the Notes shall for all purposes be construed in accordance with and governed by the laws of the State of New York. EACH OF THE COMPANY, THE TRUSTEE, AND THE HOLDERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 15.05 Evidence of Compliance with Conditions Precedent. Upon any request to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any (including any covenant, compliance with which constitutes a condition precedent) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished. Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with. Section 15.06 Legal Holidays. In any case where the date of maturity of interest on or principal of or premium, if any, on any series of Notes or the date fixed for redemption or repayment of any Note or Notes will be a legal holiday or a day on which banking institutions are legally authorized or obligated to close in New York, New York or any other location where a paying agent appointed pursuant to Section 5.02 is located, then payment of such interest on or principal of and premium, if any, on such Notes need not be made by such paying agent on such date but may be made by such paying agent on the next succeeding day that is not a day in such location that is either a legal holiday or a day on which banking institutions are legally authorized or obligated to close, with the same force and effect as if made on such date of 58 28819972 maturity or the date fixed for redemption or repayment and no interest shall accrue on such payment for the period from and after such prior date. Section 15.07 Trust Indenture Act of 1939 to Control. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of the Trust Indenture Act of 1939, by the operation of Section 318(c) thereof, such imposed duties shall control, except as, and to the extent, expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Section 15.08 Table of Contents. Headings. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof. Section 15.09 Determination of Principal Amount. In determining whether the Holders of the requisite principal amount of Outstanding Notes of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, (a) the principal amount of an Original Issue Discount Note that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01, (b) the principal amount of any Notes denominated in a Foreign Currency that shall be deemed to be Outstanding for such purposes shall be determined by converting the Foreign Currency into Dollars at the Market Exchange Rate as of the date of such determination and (c) the principal amount of any Indexed Note that shall be deemed to be Outstanding for such purposes shall be the amount of the principal face amount of such Indexed Note at original issuance, unless otherwise provided in or pursuant to this Indenture. Section 15.10 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original and such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdF or “tif’) shall be effective as delivery of a manually executed counterpart hereof. [Signature pages follow] 59 28819972

IN WITNESS WHEREOF, CONIFER HOLDINGS, INC. has caused this Indenture to be executed by its , and has caused this Indenture to be executed by one of its officers, as of the day and year first written above. CONIFER HOLDINGS, INC., By: /s/ Brian J. Roney Name: Brian J. Roney Title: President WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: /s/ Michael H. Wass Name: Michael H. Wass Title: Vice President [Signature Page to Indenture] 28819972